UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): February 21, 2006



                       TELZUIT MEDICAL TECHNOLOGIES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



                        COMMISSION FILE NUMBER  001-15034


           FLORIDA                                     01-0656115
(STATE OR OTHER JURISDICTION OF                     (I.R.S. EMPLOYER
INCORPORATION OR ORGANIZATION)                     IDENTIFICATION NO.)


        5422 CARRIER DRIVE, SUITE 306
              ORLANDO, FLORIDA                            32819
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)               (ZIP CODE)

                                 (407) 354-1222
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM  8.01     OTHER  EVENTS

     On February 21, 2006, Telzuit Medical Technologies, Inc. (the "Company") issued a press release entitled "TELZUIT MEDICAL TECHNOLOGIES, INC. ANNOUNCES THE COMPLETION OF ITS BIO-PATCH MEDICAL MONITORING CENTER -Completion marks the first time that IBM-contracted hardware and software will be customized and integrated with Bluetooth wireless technology for remote cardiac monitoring," a copy of which is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

ITEM  9.01     FINANCIAL  STATEMENTS  AND  EXHIBITS

The  following  exhibits  are  filed  with  this  Form  8-K:

(d)     Exhibits.
---     --------

99.1    Press  Release,  dated  February  21,  2006


                                    SIGNATURE
                                    ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               Telzuit Medical Technologies, Inc.
                                         (Registrant)


Date: February 22, 2006        By: /s/ Donald Sproat
                                   --------------------------------------
                                   Donald Sproat
                                   President, Chief Executive Officer and
                                   Chief Financial Officer

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